                                                                   Exhibit 99.18


                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]   SURF 2006-AB1
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                              ABS NEW TRANSACTION


                            FREE WRITING PROSPECTUS


                          $[466,211,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-AB1


                                  [SURF LOGO]


                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                    TRUSTEE

                               FEBRUARY [7], 2006




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   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                       FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]   SURF 2006-AB1
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                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.




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   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.


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
                                                                                                            WEIGHTED
                                               AGGREGATE                      WEIGHTED   AVERAGE   WEIGHTED AVERAGE
                                   NUMBER OF   PRINCIPAL  PERCENT OF WEIGHTED AVERAGE   PRINCIPAL  AVERAGE  COMBINED PERCENT
                                   MORTGAGE     BALANCE    MORTGAGE   AVERAGE  CREDIT    BALANCE   ORIGINAL ORIGINAL   FULL
                                     LOANS    OUTSTANDING    POOL     COUPON   SCORE   OUTSTANDING   LTV      LTV       DOC    DTI
                                     -----    -----------    ----     ------   -----   -----------   ---      ---       ---    ---
1st Lien, No Silent 2nds               1,263 $274,101,458     55.63%   6.920%      689    $217,024   83.97%   83.97%   36.46% 40.29%
1st Lien, Silent 2nd not in deal       1,313 $218,653,126     44.37%   7.022%      672    $166,529   79.91%   99.15%   25.07% 41.47%
TOTAL:                                 2,576 $492,754,583    100.00%   6.965%      682    $191,287   82.17%   90.70%   31.41% 40.81%